Filed pursuant to Rule 497(e)

under the Securities Act of 1933,

as amended Securities Act File

No. 333-141120

FUNDVANTAGE TRUST

C WorldWide International Equities Fund

Supplement dated September 19, 2022 to the Prospectus (the “Prospectus”) and Statement of Additional Information

(“SAI”) of C WorldWide International Equities Fund (the “Fund”) dated February 1, 2022

Changes to the Fund’s Portfolio Management Team

Effective September 1, 2022, Lars Wincentsen no longer serves as a portfolio manager to the Fund and Peter O’Reilly has assumed the role of a portfolio manager to the Fund. Accordingly, the Prospectus is revised as follows:

1.	The Section entitled “Portfolio Manager” on page 4 of the Prospectus is hereby amended by deleting the heading and related disclosure in their entirety and inserting the following:

Portfolio Managers

Bo Almar Knudsen has served as a portfolio manager to the Fund since its inception in 2020.

Bengt Seger has served as a portfolio manager to the Fund since its inception in 2020.

Peter O’Reilly has served as a portfolio manager to the Fund since September 1, 2022.

Matthias Kolm has served as a portfolio manager to the Fund since its inception in 2020.

2.	The Section entitled “Portfolio Managers” on page 11 of the Prospectus is hereby amended by deleting the heading and related disclosure in their entirety and inserting the following:

PORTFOLIO MANAGERS

Bo Almar Knudsen. Mr. Knudsen serves as CEO of the Adviser and as Portfolio Manager for the Fund. He has worked with global equities portfolio management since 1989, including five years at Danske Bank. Mr. Knudsen was a member of AIMR (CFA)’s global IPC committee from 1998-2002 and served as the chair of the Danish Society of Financial Analysts and CFA Denmark from 2002-2008. He holds an MSc (Econ) in Finance from Aarhus School of Business supplemented with MBA courses from San Francisco State University. He has been employed by the Adviser since 1994 with the exception of a period between 1998-2001 where he worked as Head of Equities at Nordea Investment Management.

Bengt Seger. Mr. Seger serves as Portfolio Manager for the Fund. Mr. Seger has previously worked as an Analyst and Portfolio Manager at Sparbanken Skåne, and as a Senior Analyst in international equites at Carnegie Investment Bank. He holds a Master’s in Law and has studied Business Administration and Economics at the University of Lund. He has been employed by the Adviser since 1988.

Peter O’Reilly. Mr. O’Reilly serves as Portfolio Manager for the Fund. Mr. O’Reilly brings 20-plus years of equity market experience. Prior to joining the Adviser, he was Head of Global Equities at Investors Group—one of Canada’s leading fund managers—where he was responsible for managing the firm’s Global Equity portfolios. He has also held investment roles at Royal and Sun Alliance Asset London, Global Asset Management and AIB Investment Managers. Mr. O’Reilly holds a BA and MA in Economics from University College Dublin and is a member of the UK Society of Investment Professionals (CFA). He has been employed by the Adviser since 2018.

Mattias Kolm. Mr. Kolm serves as Portfolio Manager for the Fund. He has previously worked in Svedala Industri’s finance department where he primarily dealt with cash flow hedging, and at Skandinaviska Enskilda Banken as a Portfolio Manager. He holds an MSc BA from the University of Lund and has supplemented his degree with studies in finance at Stockholm School of Economics. He has been employed by the Adviser since 2003.

The Fund’s SAI provides additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager and the portfolio manager’s ownership of Fund shares..

In addition, the SAI is revised as follows:

3.	The Section entitled “Portfolio Manager” on page 51 of the SAI is hereby deleted in its entirety and replaced with the following:

PORTFOLIO MANAGERS

The management of the Fund is the responsibility of investment professionals employed by the Adviser. The information provided below supplements the information provided in the Prospectus under the heading “Portfolio Managers” with respect to the investment professionals responsible, either individually or jointly, for the day-to-day management of the Fund, including information regarding:

(i)	“Other Accounts Managed.” Other accounts managed by Bo Almar Knudsen, Bengt Seger, Peter O’Reilly and Mattias Kolm, who collectively are the portfolio managers responsible for the day-to-day management of the Fund;

(ii)	“Material Conflicts of Interest.” Material conflicts of interest that may arise in connection with the portfolio managers’ management of the Fund’s investments and investments of other accounts managed. These potential conflicts of interest include material conflicts between the investment strategy of the Fund and the investment strategy of the other accounts managed by the portfolio managers and conflicts associated with the allocation of investment opportunities between the Fund and other accounts managed by the portfolio managers. Additional conflicts of interest may potentially exist or arise that are not discussed below;

(iii)	“Compensation.” A description of the structure of and method used to determine the compensation received by the Fund’s portfolio managers from the Fund, the Adviser or any other source with respect to managing the Fund and any other accounts; and

(iv)	“Ownership of Securities.” Information regarding the portfolio managers’ dollar range of equity securities beneficially owned in the Fund.

Other Accounts Managed. The table below includes details regarding the number of other registered investment companies, other pooled investment vehicles and other accounts managed by Messrs. Knudsen, Seger, O’Reilly and Kolm, total assets under management for each type of account and total assets in each type of account with performance-based advisory fees as of December 31, 2021 with respect to Messrs. Knudsen, Seger and Kolm, and as of September 1, 2022 with respect to Mr. O’Reilly:

Type of Accounts	Total Number of Accounts Managed	Total Assets (millions)	Number of Accounts Managed subject to a Performance Based Advisory Fee	Total Assets Managed subject to a Performance Based Advisory Fee (millions)

Bo Almar Knudsen
Other Registered Investment Companies	0	0	0	0
Other Pooled Investment Vehicles	8	4,854	0	0
Other Accounts:	27	13,260	4	2,976

Bengt Seger
Other Registered Investment Companies	0	0	0	0
Other Pooled Investment Vehicles	8	4,854	0	0
Other Accounts:	27	13,260	4	2,976

Peter O’Reilly
Other Registered Investment Companies	1	1	0	0
Other Pooled Investment Vehicles	10	3,683	0	0
Other Accounts:	26	10,183	4	2,322

Mattias Kolm
Other Registered Investment Companies	0	0	0	0
Other Pooled Investment Vehicles	8	4,854	0	0
Other Accounts:	27	13,260	4	2,976

Material Conflicts of Interest. C WorldWide provides advisory services to other clients which invest in securities of the same type in which the Fund invests. The Adviser is aware of its obligation to ensure that when orders for the same securities are entered on behalf of the Fund and other accounts, the Fund receives fair and equitable allocation of these orders, particularly where affiliated accounts may participate. The Adviser attempts to mitigate potential conflicts of interest by adopting policies and procedures regarding trade execution, brokerage allocation and order aggregation which provide a methodology for ensuring fair treatment for all clients in situations where orders cannot be completely filled or filled at different prices.

Conflicts of interest among the Fund and the Adviser’s other clients may exist, which include, but are not limited to, those described below.

Differences in payment structures between the Fund and the Adviser’s other clients involve a conflict of interest. Other clients may have investment objectives that are similar to, or overlap to a greater or lesser extent, with those of the Fund. It is the policy of the Adviser to allocate investment opportunities fairly and equitably among the Fund and other clients, where applicable, to the extent possible over a period of time and in each case in a manner consistent with the Adviser’s obligations under applicable law.

As a general rule, investment opportunities will be allocated among those accounts for which participation in the respective opportunity is considered appropriate pro rata based on the relative capital size of the accounts. However, the pro rata principle is deviated from in order to take into account cost efficiency for smaller clients. In addition other considerations may be taken into consideration, including legal or regulatory restrictions, including those that may arise in non-U.S. jurisdictions and such other factors considered relevant. Such considerations may result in allocations among the fund and one or more other clients on other than a pro rata basis.

The portfolio managers will devote as much of their time to the activities of the Fund as they deem necessary and appropriate. The portfolio managers are not restricted from providing services to other clients even though such activities may involve substantial time and resources of the portfolio managers. These activities could be viewed as creating a conflict of interest in that the time and effort of the portfolio managers will not be devoted exclusively to the business of the Fund but will be allocated between the business of the fund and such other activities.

Compensation. A portfolio manager’s compensation consists of fixed and variable components taking into account individual performance as well as the performance of the Adviser. A portfolio manger’s salary is not directly dependent on the performance of the Fund or the level of assets in the Fund.

Ownership of Shares of the Fund. As of the date of this SAI, the Fund had not commenced operations. As of September 1, 2022, Mr. O’Reilly did not beneficially own any amount of equity securities in the Fund.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.